November 9, 2001

Report to Fellow Shareholders:

It was with shock and horror that we watched the events of September 11th unfold. Striking the symbols of our financial and military strength, this act of terrorism will go down in history as a sad day for America. At this time, we would like to extend our deepest sympathy to those affected by this tragedy.

With one of the worst quarters and twelve month periods in stock market history behind us, we would like to address what we perceive to be the past, present and future outlook for the Fund. A sluggish economy, poor earnings reports, low consumer confidence, rising unemployment, and the tragic events of September 11th all contributed to weakness in financial markets. During the quarter ended September 30, Nicholas II, Inc. (the "Fund") declined 17.34% compared to declines of 20.79% for the Russell 2000 Index, 14.67% for the S&P 500 Index, 30.63% for the NASDAQ Composite Index and 24.94% for the Morningstar Mid-cap Growth Fund category. The twelve month decline of 20.89% for the Fund compares to declines of 21.21% for the Russell 2000 Index, 26.61% for the S&P 500 Index, 59.19% for the NASDAQ Composite Index and 45.64% for the Morningstar Mid-cap Growth Fund category. During the month of October and so far into November, the Fund has been on a positive path and has been able to recover the losses incurred in the weeks immediately after the September 11th tragedy.

Returns for Nicholas II, Inc. and selected indices are provided in the chart below for the periods ended

September 30, 2001.

	Average Annual Total Return*
	1 Year	5 Years	10 Years	15 Years
Nicholas II, Inc. (Distributions Reinvested)	(20.89)%	4.62%	9.00%	10.29%
Russell 2000 Index (Dividends Reinvested)	(21.21)%	4.54%	10.01%	9.40%
Standard & Poor’s 500 Index (Dividends Reinvested)	(26.61)%	10.22%	12.69%	13.38%
Morningstar Mid-Cap Growth Category (Distributions Reinvested)	(45.64)%	4.28%	9.57%	10.69%
Ending value of $10,000 invested in Nicholas II, Inc. (Distributions Reinvested)	$7,911	$12,534	$23,678	$43,435

At September 30, the Fund’s portfolio was positioned as follows: healthcare 22.66%, consumer cyclicals and staples 18.19%, financials 14.75%, industrials 14.04%, technology 15.90% and various other industries 10.32%. Our performance for the year was helped by the healthcare sector with strong, steady earnings but hurt by our exposure to telecom services, technology and media securities which have been impacted by the slowing economy. At this time we are looking for bargains and consider this an opportunity to buy, focusing our attention on economically sensitive securities before fiscal and monetary stimulus take effect sometime next year. At the same time, we are trimming those positions in healthcare which we feel are overvalued. We plan on maintaining a balance of defensive issues along with quality companies that are more sensitive to economic recovery.

Over the past 2 years the Fund has performed well relative to other growth funds. While this is only short-term, we are confident that our fundamental approach to investing should provide good consistent results in the future as they have in the past. Our long-term performance numbers are still being affected by the speculative market of 1999. Our investment style tends to perform better in traditional markets rather than speculative markets. This can be seen by looking at the performance record both before and after 1999. 1999 and early 2000 were an aberration that taught everyone some tough lessons about investing, including us.

What lies ahead is a difficult question, but one that deserves an answer. The economy will recover over time. We have survived recession before and while the next six to nine months will see some positives for the market, there will always be a few surprises along the way. On one hand, rate cuts by the Federal Reserve Board and current fiscal policies will help to stimulate the economy, while on the other hand, low consumer confidence, fear, rising unemployment and business spending cuts will slow the progress. We intend to seize this opportunity to invest in quality companies that are leaders in their industries. These companies perform well in tough times and emerge even stronger as their weaker competitors wane. We feel that our experience and focus on fundamental investing will get the Fund through these difficult times.

We look forward to the future and we thank you for your continued support.

Sincerely,

/s/

David O Nicholas
Portfolio Manager

* Total returns are historical and include change in share price and reinvestment of dividend and capital gain distributions. Past performance is no guarantee of future results. Principal value and return will fluctuate so an investment, when redeemed, may be worth more or less than original cost.

Financial Highlights
(For a share outstanding throughout each period)
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
                                                                    Year Ended September 30,
                                      --------------------------------------------------------------------------------------
                                       2001     2000     1999     1998     1997     1996     1995     1994     1993    1992
                                      ------   ------   ------   ------   ------   ------   ------   ------   ------  ------
NET ASSET VALUE, BEGINNING
 OF PERIOD........................    $36.58   $31.83   $34.78   $40.65   $33.34   $30.07   $26.71   $26.94   $24.53  $23.87
   INCOME FROM INVESTMENT
    OPERATIONS:
   Net investment income (loss)...      (.01)     .01      .01      .13      .08      .10      .24      .21      .21     .23
   Net gain (loss) on
    securities (realized and
    unrealized)...................     (5.91)    5.22     1.18     (.69)   10.47     5.84     5.22     1.23     3.24    1.07
                                      ------   ------   ------   ------   ------   ------   ------   ------   ------  ------
      Total from investment
       operations.................     (5.92)    5.23     1.19     (.56)   10.55     5.94     5.46     1.44     3.45    1.30
                                      ------   ------   ------   ------   ------   ------   ------   ------   ------  ------
   LESS DISTRIBUTIONS:
   From net investment income.....        --     (.01)    (.13)    (.08)    (.08)    (.18)    (.21)    (.20)    (.24)   (.24)
   From net capital gain..........    (13.12)    (.47)   (4.01)   (5.23)   (3.16)   (2.49)   (1.89)   (1.47)    (.80)   (.40)
                                      ------   ------   ------   ------   ------   ------   ------   ------   ------  ------
      Total distributions             (13.12)    (.48)   (4.14)   (5.31)   (3.24)   (2.67)   (2.10)   (1.67)   (1.04)   (.64)
                                      ------   ------   ------   ------   ------   ------   ------   ------   ------  ------
NET ASSET VALUE, END
 OF PERIOD........................    $17.54   $36.58   $31.83   $34.78   $40.65   $33.34   $30.07   $26.71   $26.94  $24.53
                                      ------   ------   ------   ------   ------   ------   ------   ------   ------  ------
                                      ------   ------   ------   ------   ------   ------   ------   ------   ------  ------
TOTAL RETURN......................  (20.89)%   16.49%    2.50%   (1.66)%  34.94%   21.35%   22.39%    5.49%   14.19%   5.59%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
 period (millions)................    $512.0   $775.4   $874.1   $960.0   $994.4   $774.8   $682.2   $624.7   $715.8  $646.5
Ratio of expenses to average
 net assets.......................      .62%     .62%     .61%     .59%     .61%     .62%     .66%     .67%     .67%    .66%
Ratio of net investment income (loss)
 to average net assets............    (.03)%     .02%     .03%     .33%     .23%     .29%     .68%     .72%     .79%   1.01%
Portfolio turnover rate...........    49.92%   65.46%   21.03%   20.47%   30.21%   24.47%   19.63%   17.38%   27.32%  11.47%

     The accompanying notes to financial statements
        are an integral part of these statements.
------------------------------------------------------------------------------
Top Ten Portfolio Holdings
September 30, 2001 (unaudited)
------------------------------------------------------------------------------
                                                              Percentage
                                                            of Net Assets
                                                            -------------
National Commerce Financial Corporation ...................    3.08%
Apogent Technologies Inc. .................................    3.06%
USA Networks, Inc. ........................................    3.06%
Renal Care Group, Inc. ....................................    3.05%
International Speedway Corporation - Class A ..............    2.92%
Apache Corporation ........................................    2.86%
ChoicePoint Inc. ..........................................    2.85%
Health Management Associates, Inc. - Class A ..............    2.82%
Guidant Corporation .......................................    2.64%
Harris Corporation ........................................    2.61%
                                                              ------
Total of top ten ..........................................   28.95%
                                                              ------
                                                              ------

Schedule of Investments
September 30, 2001
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
   Shares or                                             Quoted
   Principal                                             Market
    Amount                                                Value
   ---------                                          ------------
COMMON STOCKS - 95.86%
              Consumer Discretionary-
               Auto & Components -- 0.52%
     65,600   Harley-Davidson, Inc. .................. $  2,656,800
                                                       ------------
              Consumer Discretionary-
               Hotels, Restaurants & Leisure -- 4.47%
    428,926   International Speedway
               Corporation - Class A ..................  14,939,492
    310,000   Outback Steakhouse, Inc. * ..............   7,939,100
                                                       ------------
                                                         22,878,592
                                                       ------------
              Consumer Discretionary- Media -- 9.26%
    322,865   Clear Channel Communications, Inc. * ....  12,833,884
    240,000   EchoStar Communications
               Corporation - Class A * ................   5,584,800
    502,500   General Motors Corporation
               - Class H * ............................   6,698,325
    220,000   Lamar Advertising Company * .............   6,670,400
    870,000   USA Networks, Inc. * ....................  15,642,600
                                                       ------------
                                                         47,430,009
                                                       ------------
              Consumer Discretionary- Retailing -- 2.91%
     95,600   Kohl's Corporation * ....................   4,588,800
    360,000   O'Reilly Automotive, Inc. * .............  10,314,000
                                                        -----------
                                                         14,902,800
                                                        -----------
              Consumer Staples - Food & Drug
               Retailing -- 1.03%
    159,148   CVS Corporation .........................   5,283,714
                                                       ------------
              Energy -- 2.85%
    340,000   Apache Corporation ......................  14,620,000
                                                       ------------
              Financials - Banks -- 7.88%
    195,545   Fifth Third Bancorp .....................  12,022,107
    220,900   Marshall & Ilsley Corporation ...........  12,522,821
    605,000   National Commerce Financial Corporation .  15,790,500
                                                       ------------
                                                         40,335,428
                                                       ------------
              Financials - Insurance -- 6.87%
    315,000   ACE Limited .............................   9,094,050
      7,000   Everest Re Group, Ltd. ..................     452,900
    188,800   Nationwide Financial Services, Inc. .....   7,019,584
    365,000   Protective Life Corporation .............  10,585,000
    342,000   Willis Group Holdings Limited * .........   7,999,380
                                                       ------------
                                                         35,150,914
                                                       ------------
              Health Care - Equipment -- 9.39%
    656,300   Apogent Technologies Inc. * .............  15,685,570
    600,000   Boston Scientific Corporation * .........  12,300,000
    350,500   Guidant Corporation * ...................  13,494,250
    185,000   Waters Corporation * ....................   6,617,450
                                                       ------------
                                                         48,097,270
                                                       ------------
              Health Care - Services -- 7.64%
     23,252   Cardinal Health, Inc. ...................   1,719,485
    695,183   Health Management Associates, Inc.
               - Class A * ............................  14,431,999
    198,800   Patterson Dental Company * ..............   7,327,768
    507,500   Renal Care Group, Inc. * ................  15,615,775
                                                       ------------
                                                         39,095,027
                                                       ------------
              Health Care - Pharmaceuticals
               & Biotechnology -- 5.63%
    160,000   Biogen, Inc. * ..........................   8,892,800
     31,000   Forest Laboratories, Inc. * .............   2,236,340
    179,000   MedImmune, Inc. * .......................   6,377,770
    280,326   Shire Pharmaceuticals Group PLC * .......  11,297,138
                                                       ------------
                                                         28,804,048
                                                       ------------
              Industrials - Capital Goods -- 2.55%
    340,900   Artesyn Technologies, Inc. * ............   1,854,496
     94,500   Fastenal Company ........................   5,384,610
    315,000   Vishay Intertechnology, Inc. * ..........   5,796,000
                                                       ------------
                                                         13,035,106
                                                       ------------
              Industrials - Commercial Services
               & Supplies -- 9.92%
    349,953   ChoicePoint Inc. * ......................  14,572,043
    107,500   Cintas Corporation ......................   4,332,250
     50,000   Concord EFS, Inc. * .....................   2,447,500
    255,937   Fiserv, Inc. * ..........................   8,753,045
    300,000   IMS Health Incorporated .................   7,515,000
    142,500   Paychex, Inc. ...........................   4,490,175
    435,000   Robert Half International Inc. * ........   8,704,350
                                                       ------------
                                                         50,814,363
                                                       ------------
              Industrials - Transportation -- 1.57%
    170,000   Expeditors International of
               Washington, Inc. .......................   8,049,500
                                                       ------------
              Information Technology - Communication
               Equipment -- 5.52%
  1,610,000   ADC Telecommunications, Inc. * ..........   5,618,900
    510,000   Andrew Corporation * ....................   9,271,800
    420,000   Harris Corporation ......................  13,364,400
                                                       ------------
                                                         28,255,100
                                                       ------------
              Information Technology - Hardware -- 5.43%
     77,500   Brooks Automation, Inc. * ...............   2,060,725
    287,500   Microchip Technology Incorporated * .....   7,705,000
    661,400   Plantronics, Inc. * .....................  11,276,870
    180,000   Zebra Technologies Corporation - Class A
               - Class A * ............................   6,742,800
                                                       ------------
                                                         27,785,395
                                                       ------------
             Information Technology - Software
              & Services - 4.95%
   322,500   BEA Systems, Inc. * ......................   3,092,775
   215,000   Business Objects S.A. * ..................   4,192,500
   185,300   Check Point Software Technologies Ltd. * .   4,080,306
   645,000   Keane, Inc. * ............................   8,804,250
    65,000   Mercury Interactive Corporation * ........   1,237,600
   455,000   Rational Software Corporation * ..........   3,940,300
                                                       ------------
                                                         25,347,731
                                                       ------------
             Telecommunication Services -- 7.47%
   400,000   American Tower Corporation - Class A * ...   5,556,000
   648,000   FLAG Telecom Holdings Limited * ..........     920,160
   472,590   Qwest Communications International Inc. ..   7,892,253
   495,000   Sprint Corporation (PCS Group) * .........  13,013,550
   453,000   Sprint Corporation (FON Group)............  10,876,530
                                                       ------------
                                                         38,258,493
                                                       ------------
                TOTAL COMMON STOCKS
                 (cost $437,327,610) .................. 490,800,290
                                                       ------------
SHORT-TERM INVESTMENTS -- 4.35%
             Commercial Paper - 3.51%
$3,500,000   Tyco International Group S.A.
              3.53%, due October 1, 2001 ..............   3,500,000
 2,000,000   Fiserv, Inc.
              3.40%, due October 2, 2001 ..............   1,999,811
 2,000,000   Heller Financial, Inc.
              3.30%, due October 2, 2001 ..............   1,999,817
 3,500,000   Quad/Graphics, Inc.
              3.20%, due October 3, 2001 ..............   3,499,378
 2,000,000   Manpower Inc.
              3.30%, due October 15, 2001 .............   1,997,433
 3,000,000   Manpower Inc.
              3.30%, due October 19, 2001 .............   2,995,050
 2,000,000   The Marcus Corporation
              3.30%, due October 22, 2001 .............   1,996,150
                                                       ------------
                                                         17,987,639
                                                       ------------

             Variable Rate Demand Note -- 0.84%
 4,304,707   Firstar Bank U.S.A., N.A.
              2.42%, due October 1, 2001 ..............   4,304,707
                                                       ------------
                TOTAL SHORT-TERM
                 INVESTMENTS
                 (cost $22,292,346) ...................  22,292,346
                                                       ------------
                TOTAL INVESTMENTS
                 (cost $459,619,956) -- 100.21% ....... 513,092,636
                                                       ------------
             OTHER ASSETS,
              NET OF LIABILITIES -- (0.21)% ...........  (1,077,893)
                                                       ------------
                TOTAL NET ASSETS
                 (Basis of percentages
                  disclosed above) -- 100% ............$512,014,743
                                                       ============
 * Nondividend paying security.
               The accompanying notes to financial statements
                   are an integral part of this schedule.
Statement of Assets and Liabilities
September 30, 2001
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
ASSETS:
   Investments in securities at market value (cost $459,619,956 (Note 1 (a))..   $513,092,636
                                                                                 ------------
   Receivables --
     Investment securities sold................................................     6,727,579
     Dividends and interest....................................................       208,457
                                                                                 ------------
          Total receivables....................................................     6,936,036
                                                                                 ------------
          Total assets.........................................................   520,028,672
                                                                                 ------------
LIABILITIES:
   Payables --
     Investment securities purchased...........................................     7,622,116
     Management fee (Note 2)...................................................       204,807
     Other payables and accrued expenses.......................................       187,006
                                                                                 ------------
          Total liabilities....................................................     8,013,929
                                                                                 ------------
          Total net assets.....................................................  $512,014,743
                                                                                 ------------
                                                                                 ------------
NET ASSETS CONSIST OF:
   Fund shares issued and outstanding..........................................  $443,421,402
   Net unrealized appreciation on investments (Note 3).........................    53,472,680
   Accumulated undistributed net realized gain on investments..................    15,120,661
                                                                                 ------------
                                                                                 $512,014,743
                                                                                 ------------
                                                                                 ------------
NET ASSET VALUE PER SHARE ($.01 par value, 200,000,000 shares authorized), offering price and redemption price
   ($512,014,743 ./. 29,197,484 shares outstanding)..............................      $17.54
                                                                                       ------
                                                                                       ------

     The accompanying notes to financial statements
          are an integral part of this statement.

Statement of Operations
For the year ended September 30, 2001
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INCOME:
   Interest.......................................................$   2,077,585
   Dividend.......................................................    1,765,925
                                                                   ------------
                                                                      3,843,510
                                                                   ------------
EXPENSES:
   Management fee (Note 2)........................................    3,388,311
   Transfer agent fees............................................      398,984
   Postage and mailing............................................       45,851
   Registration fees..............................................       33,969
   Custodian fees.................................................       32,815
   Printing.......................................................       31,165
   Legal fees.....................................................       25,889
   Audit and tax consulting fees..................................       22,000
   Directors' fees................................................       11,250
   Telephone......................................................        7,130
   Other operating expenses.......................................       14,922
                                                                   ------------
                                                                      4,012,286
                                                                   ------------
            Net investment loss...................................     (168,776)
                                                                   ------------
NET REALIZED GAIN ON INVESTMENTS .................................   30,805,459
NET DECREASE IN UNREALIZED APPRECIATION ON INVESTMENTS............ (175,008,793)
                                                                   ------------
            Net realized and unrealized loss on investments....... (144,203,334)
                                                                   ------------
            Net decrease in net assets resulting from operations..$(144,372,110)
                                                                   ------------
                                                                   ------------
     The accompanying notes to financial statements
         are an integral part of this statement.

Statements of Changes in Net Assets
For the years ended September 30, 2001 and 2000
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
                                                                                2001                 2000
                                                                            ------------        -------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income (loss)............................................ $    (168,776)       $     186,108
  Net realized gain on investments........................................    30,805,459          252,475,919
  Net decrease in unrealized appreciation on investments..................  (175,008,793)        (121,859,465)
                                                                            ------------         ------------
          Net increase (decrease) in net assets resulting
           from operations................................................  (144,372,110)         130,802,562
                                                                            ------------         ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Distribution from net investment income.................................        ---                (259,783)
  Distribution from net realized gain on investment transactions..........  (268,085,020)         (12,212,372)
                                                                            ------------         ------------
          Total distributions.............................................  (268,085,020)         (12,472,155)
                                                                            ------------         ------------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued (2,189,276 and 3,663,634
    shares, respectively).................................................    59,973,697          127,210,015
  Reinvestment of distributions
    (12,234,527 and 329,925 shares, respectively).........................   247,015,109           11,623,249
  Cost of shares redeemed (6,422,661 and 10,260,168
   shares, respectively)..................................................  (157,872,809)        (355,953,084)
                                                                            ------------         ------------
           Increase (decrease) in net assets derived from
            capital share transactions....................................   149,115,997         (217,119,820)
                                                                            ------------         ------------
           Total decrease in net assets...................................  (263,341,133)         (98,789,413)
                                                                            ------------         ------------
NET ASSETS:
   Beginning of period ...................................................   775,355,876          874,145,289
                                                                            ------------         ------------
   End of period .........................................................  $512,014,743         $775,355,876
                                                                            ------------         ------------
                                                                            ------------         ------------

     The accompanying notes to financial statements
        are an integral part of these statements.

Notes to Financial Statements
September 30, 2001
--------------------------------------------------------------------------
(1) Summary of Significant Accounting Policies --
    Nicholas II, Inc. (the "Fund") is an open-end, diversified management investment company registered under the Investment Company Act of
    1940, as amended.  The primary objective of the Fund is long-term growth.  To achieve its objective, the Fund invests in a diversified list of common stocks having growth potential.  The following is a summary of the significant accounting policies of the Fund.
    (a)  Each equity security is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the last bid price.  Most debt
         securities, excluding short-term investments, are valued at current evaluated bid price.  Variable rate demand notes are valued at cost which approximates market value.  U.S. Treasury
         Bills and commercial paper are stated at amortized cost which approximates market value.  Investment transactions are generally recorded no later than the first business day after the trade date.
    (b)  Net realized gain (loss) on portfolio securities was computed on the basis of specific identification.
    (c)  Provision has not been made for federal income taxes or excise taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.
    (d)  The amount of dividends and distributions from net investment income and net realized capital gain are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.  To the extent these book and tax differences are permanent in nature, such amounts are reclassified among fund shares issued and outstanding, accumulated undistributed net realized gain on investments and accumulated undistributed net investment income.  Accordingly, at
         September 30, 2001, reclassifications were recorded to increase accumulated undistributed net investment income and decrease fund shares issued and outstanding by $168,776.
    (e)  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Non-cash dividends, if any, are recorded at fair market value on date of distribution.
    (f)  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from estimates.
    (g)  The revised AICPA Audit and Accounting Guide for Investment
         Companies is effective for fiscal years beginning after
         December 15, 2000.  While adoption of this revised guide will impact the presentation of the financial statements, management does not expect it to have a material impact on the operations of the Fund.
(2) Investment Adviser and Management Agreement --
    The Fund has an agreement with Nicholas Company, Inc. (with whom certain officers and directors of the Fund are affiliated) to serve as investment adviser and manager.  Under the terms of the agreement, a monthly fee is paid to the investment adviser based on .75 of 1% on an annual basis of the average net asset value up to and including $50 million, .60 of 1% on an annual basis of the average net asset value over $50 million up to and including $100 million and .50 of 1% on an annual basis of the average net asset value in excess of $100 million.
    Also, the investment adviser may be reimbursed for clerical and administrative services rendered by its personnel.  No reimbursements were made in 2001.  This advisory agreement is subject to an annual review by the Directors of the Fund.

(3) Net Unrealized Appreciation --
    Aggregate gross unrealized appreciation (depreciation) as of
    September 30, 2001, based on investment cost for federal tax purposes of $460,835,125 is as follows:

         Aggregate gross unrealized appreciation on investments..  $142,796,800
         Aggregate gross unrealized depreciation on investments..   (90,539,289)
                                                                   ------------
              Net unrealized appreciation .......................  $ 52,257,511
                                                                   ------------
                                                                   ------------
(4) Investment Transactions --
    For the year ended September 30, 2001, the cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, aggregated $308,591,537 and $411,871,116, respectively.

Report of Independent Public Accountants
------------------------------------------------------------------------------
------------------------------------------------------------------------------
To the Shareholders and Board of Directors
  of Nicholas II, Inc.:
     We have audited the accompanying statement of assets and liabilities of
NICHOLAS II, INC. (a Maryland corporation), including the schedule of investments, as of September 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with auditing standards generally accepted in the United States.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights.  Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian and brokers.  As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out other alternative auditing procedures.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Nicholas II, Inc. as of September 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented in conformity with accounting principles generally accepted in the United
States.
                                       ARTHUR ANDERSEN LLP
Milwaukee, Wisconsin,
October 18, 2001

-----------------------------------------------------------------------------------------------------------------
Historical Record (unaudited)
-----------------------------------------------------------------------------------------------------------------
                                              Net Investment                        Dollar         Growth of
                                   Net           Income         Capital Gain       Weighted        an Initial
                               Asset Value    Distributions     Distributions    Price/Earnings     $10,000
                                Per Share       Per Share         Per Share         Ratio**        Investment***
                               -----------    --------------    -------------    --------------    ----------
October 17, 1983*............    $10.00         $  --             $   --             --              $10,000
September 30, 1984...........     11.66            --                 --           12.6 times         11,660
September 30, 1985...........     14.39          0.0930            0.1860          11.7               14,742
September 30, 1986...........     16.90          0.1630            0.0610          15.0               17,581
September 30, 1987...........     21.01          0.4200            0.5130          20.9               23,108
September 30, 1988...........     18.58          0.3380            1.3030          15.0               22,766
September 30, 1989...........     21.76          0.3350            0.0800          17.1               27,291
September 30, 1990...........     17.39          0.3124            0.6686          14.8               22,888
September 30, 1991...........     23.87          0.3422            0.1434          17.8               32,250
September 30, 1992...........     24.53          0.2447            0.4042          17.3               34,052
September 30, 1993...........     26.94          0.2350            0.8000          18.1               38,885
September 30, 1994...........     26.71          0.2000            1.4700          18.5               41,020
September 30, 1995...........     30.07          0.2056            1.8944          20.8               50,205
September 30, 1996...........     33.34          0.1750            2.4979          28.9               60,922
September 30, 1997...........     40.65          0.0779            3.1621          31.4               82,206
September 30, 1998...........     34.78          0.0810            5.2282          28.6               80,845
September 30, 1999...........     31.83          0.1337            4.0049          29.0               82,864
September 30, 2000...........     36.58          0.0100            0.4701          35.1               96,527
September 30, 2001...........     17.54             --            13.1200(a)        23.4               76,361
  * Date of Initial Public Offering.
 ** Based on latest 12 months accomplished earnings.
*** Assuming reinvestment of all distributions.
(a) Paid December 21, 2000 to shareholders of record December 20, 2000.
Range in quarter end price/earnings ratios
          High                             Low
------------------------      ---------------------------
September 30, 2000  35.1      September 30, 1985     11.7

AUTOMATIC INVESTMENT PLAN - AN UPDATE (unaudited)
The Nicholas Family of Funds' Automatic Investment Plan provides a simple method to dollar cost average into the fund(s) of your choice.
Dollar cost averaging involves making equal systematic investments over an extended time period.  A fixed dollar investment will purchase more shares when the market is low and fewer shares when the market is high.  The automatic investment plan is an excellent way for you to become a disciplined investor.
The following table illustrates what dollar cost averaging can achieve.
Please note that past performance is no guarantee of future results.  Nicholas
Company recommends dollar cost averaging as a practical investment method.  It should be consistently applied for long periods (5-10 years or more) so that investments are made through several market cycles.  The table will be updated and appear in future financial reports issued by the Nicholas Family of Funds.
                                                                          Nicholas II
                                                                    _____________________
     $1,000 initial investment on.................................   10-17-83*   09-30-91
     Number of years investing $100 each
          month following the date of initial investment...........        18          10
     Total cash invested..........................................    $22,600     $13,000
     Total dividends and capital gains distributions reinvested...    $62,193     $15,185
     Total full shares owned 09/30/01.............................      3,672       1,078
     Total market value on 09/30/01...............................    $64,414     $18,913
The results above assume purchase on the last day of the month.  The Nicholas
Automatic Investment Plan actually invests on the 20th of each month (or on the alternate date specified by the investor).  Total market value includes reinvestment of all distributions.
* Date of initial public offering.

-----------------------------------------------------------------------------------------
Dividend Distribution Schedule
-----------------------------------------------------------------------------------------
                              NICHOLAS FAMILY OF FUNDS DECEMBER 2001 DISTRIBUTION SCHEDULE
FUND                               RECORD DATE     EX-DIVIDEND DATE      PAYMENT DATE
NICHOLAS II                        December 20       December 21         December 21
NICHOLAS FUND                      December 24       December 26         December 26
NICHOLAS LIMITED EDITION           December 27       December 28         December 28
NICHOLAS EQUITY INCOME             December 26       December 27         December 27
NICHOLAS INCOME                    December 27       December 28         December 28

                  Officers and Directors
          ALBERT O. NICHOLAS, President and Director
                  ROBERT H. BOCK, Director
                 MELVIN L. SCHULTZ, Director
            DAVID L. JOHNSON, Executive Vice President
     THOMAS J. SAEGER, Executive Vice President and Secretary
             DAVID O. NICHOLAS, Senior Vice President
             LYNN S. NICHOLAS, Senior Vice President
        JEFFREY T. MAY, Senior Vice President and Treasurer
                  MARK J. GIESE, Vice President
                 CANDACE L. LESAK, Vice President
              KATHLEEN A. EVANS, Assistant Vice President
                         Investment Adviser
                        NICHOLAS COMPANY, INC.
                        Milwaukee, Wisconsin
                    414-272-6133 or 800-227-5987
                          Transfer Agent
                 FIRSTAR MUTUAL FUND SERVICES, LLC
                       Milwaukee, Wisconsin
                   414-276-0535 or 800-544-6547
                             Custodian
                 FIRSTAR INSTITUTIONAL CUSTODY SERVICES
                          Cincinnati, Ohio
                             Auditors
                       ARTHUR ANDERSEN LLP
                       Milwaukee, Wisconsin
                              Counsel
                     MICHAEL BEST & FRIEDRICH LLP
                         Milwaukee, Wisconsin
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    This report is submitted for the information of shareholders of the Fund.  It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.